UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

July 8, 2026 (July 6, 2026)

Date of Report (Date of earliest event reported)

Canadian Pacific Kansas City Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

(403) 319-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On July 6, 2026, Canadian Pacific Railway Company (“CPRC”), a wholly owned subsidiary of Canadian Pacific Kansas City Limited (the “Company”), and the Company entered into a second amending agreement, dated as of July 6, 2026 (the “Second Amending Agreement”), which amends the third amended and restated credit agreement, dated as of June 25, 2024, among CPRC, as borrower, the Company, as covenantor, Bank of Montreal, as administrative agent, and the various lenders party thereto, as amended by the first amending agreement, dated as of August 20, 2025 (as amended, the “Credit Agreement”).

The Second Amending Agreement amends the Credit Agreement to provide for the extension of the 5 Year Maturity Date (as such term is defined in the Credit Agreement) from June 25, 2030 to June 25, 2031 for the 5 Year Facility (as such term is defined in the Credit Agreement) and the extension of the 2 Year Maturity Date (as such term is defined in the Credit Agreement) from June 25, 2027 to June 25, 2028 for the 2 Year Facility (as such term is defined in the Credit Agreement).

The foregoing description of the Second Amending Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amending Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 10.1	Second Amending Agreement, dated as of July 6, 2026, among Canadian Pacific Railway Company, as Borrower, Canadian Pacific Kansas City Limited, as Covenantor, Bank of Montreal, as Administrative Agent, and various Lenders party thereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2026

CANADIAN PACIFIC KANSAS CITY LIMITED

By:	/s/ Tyler Robinson
Name:	Tyler Robinson
Title:	General Counsel & Assistant Corporate Secretary